                                                      REGISTRATION NO.__________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                       ----------------------------------

                            BROWN-FORMAN CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                                  61-0143150
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                 850 DIXIE HIGHWAY, LOUISVILLE, KENTUCKY 40210
             (Address of Principal Executive Offices and Zip Code)


--------------------------------------------------------------------------------
                     BROWN-FORMAN OMNIBUS COMPENSATION PLAN
--------------------------------------------------------------------------------

                               MICHAEL B. CRUTCHER
                              Senior Vice President
                          General Counsel and Secretary
                            Brown-Forman Corporation
                                850 Dixie Highway
                           Louisville, Kentucky 40210
                                 (502) 585-1100

                              OGDEN NEWELL & WELCH
                            Attention: James S. Welch
                               1700 Citizens Plaza
                            500 West Jefferson Street
                         Louisville, Kentucky 40202-2874
                                 (502) 582-1601
         (Names, addresses and telephone numbers of agents for service)

                       Exhibit Index appears on Page II-8

          Approximate date of commencement of proposed sale to public:
  From time to time following the effectiveness of the Registration Statement.

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------
  Title of Securities         Amount           Proposed           Proposed          Amount Of
    To Be Registered          To Be            Maximum            Maximum         Registration
                            Registered         Offering          Aggregate             Fee
                              (1)(2)            Price             Offering
                                            Per Share (3)        Price Fee
Class B Common              1,900,000          $61.81          $117,443,750.00     $34,647.75
Stock (non voting)
par value $0.15
per share
----------------------------------------------------------------------------------------------


         (1) Pursuant to Rule 416(a) of the Securities Act, includes an indeterminate number of additional shares that may be offered and issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

         (2) This Registration Statement registers 1,900,000 shares and the underlying options. Registration Statement No. 333-77903 (filed May 6, 1999) registered 1,500,000 shares and the underlying options. This Registration Statement and Registration Statement No. 333-77903 collectively register 3,400,000 shares and the underlying options.

         (3) Estimated solely for purpose of calculating amount of registration fee which, calculated pursuant to Rule 457(h)(1) and (2) of the Securities Act, is based on the average of the high and low prices for shares of Class B Common Stock of Brown-Forman Corporation on the New York Stock Exchange consolidated tape on October 6, 1999.


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1. PLAN INFORMATION*

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

 *As allowed by Rule 428(b)(1) under the Securities Act and the Note to Part l of Form S-8, the information specified in Items 1 and 2 of Form S-8 will be contained in a document sent or given to plan participants. This information is not filed as part of this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

Brown-Forman Corporation (the "Registrant"), by this reference hereby incorporate into this Registration Statement the following documents filed by the Registrant:

(a) Annual Report of the Registrant on Form 10-K for the year ended April 30, 1999, filed on July 21, 1999;

(b) Quarterly Report of the Registrant on Form 10-Q for the fiscal quarter ended July 31, 1999, filed on September 9, 1999;

(c) The description of the Registrant's Class B Common Stock, $0.15 par value per share, contained in the Registrant's Registration Statement on Form 8-A, filed on April 11, 1991, including any amendment or report filed for the purpose of updating such description.

In addition, all documents filed by the Registrant with the Securities and Exchange Commission pursuant to Sections 13(a), 13(d), 14 or 15(d) of the Securities Exchange Act of 1934 after the effective date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and shall be deemed to be a part hereof from the date of filing of such documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement contained in this Registration Statement shall be deemed to be modified or superseded to the extent that a statement contained in a subsequently filed document which is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES

 Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

One of the directors of the Registrant, James S. Welch, is of counsel to and a former partner in Ogden Newell & Welch, the Louisville, Kentucky law firm providing the legal opinion upon the validity of the securities being registered pursuant to this Registration Statement. Mr. Welch has sole or shared voting and investment power over 6,600 shares of the Class A Common Stock of the Registrant.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Registrant's Restated Certificate of Incorporation limits directors' liability for monetary damages to the extent permitted by the Delaware General Corporation Law, and reads as follows:

A director shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that he may be liable (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

The provision affects only claims against directors for acts they perform as directors; it does not apply to acts they perform as officers of the Registrant or in other capacities.

In addition, the Board of Directors has adopted a resolution which provides that the Registrant shall indemnify any person who was, is, or is threatened to be made a party to an action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is a director, officer, employee, or agent of the Registrant, or is or was serving at the Registrant's request as a director, officer, employee, or agent of another entity. Indemnification of a person under this resolution is against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the Registrant's best interests (with respect to a criminal proceeding, the person must have had no reasonable cause to believe his conduct was unlawful). In any proceeding by or in the right of the Registrant, no indemnification may be made if the person is found to be liable for negligence or misconduct in the performance of his duty, and only to the extent of the Court of Chancery or such other court deems proper.

An insurance policy insures the Registrant's directors and officers against certain liabilities, including certain liabilities arising under the Act, which might be incurred by them in such capacities and against which they cannot be indemnified by the Registrant.

Insofar as indemnification for liabilities under the Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of such Registrant in the successful defense of any action, suit, or proceeding) is asserted against the Registrant by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

Not applicable.

ITEM 8. EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION OF DOCUMENTS
-------           ------------------------
5                 Opinion of Counsel, Ogden Newell & Welch, counsel to Registrant

23(a) Consent of PricewaterhouseCoopers LLP, independent accountants of Registrant

23(b) Consent of Ogden Newell & Welch, counsel to Registrant (included in Exhibit 5)

24(a)             Power of attorney authorizing Steven B. Ratoff, Michael B.
                  Crutcher or Nelea A. Absher to sign the Registration Statement in any and all capacities on behalf of Jerry A. Abramson, Barry D. Bramley, George Garvin Brown III, Owsley Brown II,
                  Donald G. Calder, Owsley Brown Frazier, Richard P. Mayer,
                  Stephen E. O'Neil, William M. Street, Dace Brown Stubbs and
                  James S. Welch

24(b)             Certified resolution of Registrant's Board of Directors authorizing the execution of Powers of Attorney

99 The Brown-Forman Corporation Omnibus Compensation Plan, as amended through September 23, 1999

The following items were filed previously:

EXHIBIT
NUMBER            DESCRIPTION OF DOCUMENT
-------           -----------------------
4(h)              Restated Certificate of Incorporation of the Registrant,
                  incorporated by reference to Exhibit 3(i)(b) of Registrant's
                  10-Q, filed on December 10, 1998

4(i)              Certificate of Ownership and Merger of Brown-Forman
                  Corporation into Brown-Forman, Inc., incorporated by reference to Registrant's 10-K, filed on July 19, 1994

4(j) Registrant's By-Laws, as amended and restated on May 25, 1988, incorporated by reference to Registrant's 10-K, filed on July
                  26, 1993, as further amended and currently in effect, incorporated by reference to Registrant's Current Report on Form 8-K, filed June 3, 1998

4(k) Form of Indenture dated as of March 1, 1994, between the Registrant and The First National Bank of Chicago, as Trustee, incorporated by reference to Registrant's Form S-3
                  (Registration No. 33-52551), filed on March 8, 1994


ITEM 9. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; PROVIDED, HOWEVER, that (i) and (ii) do not apply if the Registration Statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by (i) or (ii) is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement;

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(4) that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual reports pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. If a director, officer or controlling person of the Registrant asserts a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant, Brown-Forman Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville, Commonwealth of Kentucky, on October 13, 1999.

BROWN-FORMAN CORPORATION

*By:  /s/ Owsley Brown II
      ---------------------
Owsley Brown II
Chairman and Chief Executive Officer
Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                             Title


/s/ Steven B. Ratoff                  Executive Vice President and Chief
-----------------------------         Financial Officer (Principal Financial
Steven B. Ratoff                      Officer and Principal Accounting
                                      Officer)


/s/ Jerry A. Abramson
-----------------------------
*Jerry A. Abramson                    Director


/s/ Barry D. Bramley
-----------------------------
*Barry D. Bramley                     Director


/s/ George Garvin Brown III
-----------------------------
*George Garvin Brown III              Director

/s/ Owsley Brown II
------------------------------
*Owsley Brown II                      Director

/s/ Donald G. Calder
------------------------------
*Donald G. Calder                     Director

/s/ Owsley Brown Frazier
------------------------------
*Owsley Brown Frazier                 Director

/s/ Richard P. Mayer
------------------------------
*Richard P. Mayer                     Director

/s/ Stephen E. O'Neil
------------------------------
*Stephen E. O'Neil                    Director

/s/ William M. Street
------------------------------
*William M. Street                    Director

/s/ Dace Brown Stubbs
------------------------------
*Dace Brown Stubbs                    Director

/s/ James S. Welch
------------------------------
*James S. Welch                       Director


*By:  /s/ Nelea A. Absher
     -------------------------
     Nelea A. Absher
     Assistant Vice President
     and Assistant Secretary
     Attorney-in-Fact For Each
     October 12, 1999

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                DESCRIPTION
-------               -----------
5                     Opinion of Counsel, Ogden Newell & Welch

23(a) Consent of PricewaterhouseCoopers LLP, independent accountants of Registrant

23(b)                 Consent of Ogden Newell & Welch, counsel to Registrant
                      (included in Exhibit 5)

24(a)                 Power of attorney authorizing Steven B. Ratoff,
                      Michael B. Crutcher or Nelea A. Absher to sign the
                      Registration Statement in any and all capacities on behalf of Jerry E. Abramson, Barry D. Bramley, Geo.
                      Garvin Brown III, Owsley Brown II, Donald G. Calder,
                      Owsley Brown Frazier, Richard P. Mayer, Stephen E.
                      O'Neil, William M. Street, Dace Brown Stubbs and
                      James S. Welch

24(b) Certified resolution of Registrant's Board of Directors authorizing the execution of powers of attorney

99 Brown-Forman Corporation Omnibus Compensation Plan, as amended through September 23, 1999